UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2015

1PM INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

333-203276	47-3278534
(Commission File No.)	(IRS Employer Identification No.)

312 S. Beverly Drive #3104, Beverly Hills, California
(Address of principal executive offices) (zip code)

(424) 253-9991
(Registrant's telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01. Regulation FD Disclosure.

On November 9, 2015, the Company issued a press release. The Press Release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by this reference.

Item 8.01. Other Events

(1)	The Company launched its new product "Cookie Butter" at HempCom. The Company sold out of the initial product run of 10 cases in the initial 13 hours at HempCon.

(2)	The Company will be attending Blazer's Cup in December 2015

(3)

The Company has begun discussions with a distributor to include our products in at least 100 dispensaries throughout California. The Company will initially place its Cookie Butter into the dispensaries with the goal of selling 150-300 units per month per dispensary.

(4)

The Company has finished developing 13 products which include: Cookie Butter, Peanut Butter, THC infused Strawberry Daiquiri, THC infused Mango Margarita, THC infused Bloody Mary, Toaster Waffle and Pancake and Waffle Batter. We expect that our Cookie Butter will be our showcase product.

(5)	The Company has begun accepting orders for its THC Infused products on its website, www.vonbaronfarms.com, for delivery in California only.

(6)

The Company has begun full production on its products at its Los Angeles factory. The Company will focus its production on the Cookie Butter and the Infused Drinks. Additionally, the Company will begin manufacturing and offering non-infused versions of its products. The Company is currently in production on the following products: Cookie Butter, Peanut Butter, THC Infused Strawberry Margarita, THC Infused Mango Margarita, THC Infused Bloody Mary, Pancake and Waffle Batter (Butter Milk, Banana Cream, Strawberry Shortcake, Blueberry Lemon), and Toaster Waffle (Buttermilk, Banana Bread, Blueberry and Strawberry Shortcake)

(7)

The Company is able to produce its products so refrigeration is not required. The current use by dates include: (1) 90 days for the Cookie Butter, Peanut Butter and Infused Drinks, (2) 21 days for the Pancake and Waffle Batter and (3) 3 days or freeze for the Toaster Waffle.

(8)

The Company terminated its relationship as online distributor for Nate's Food Co. and closed the online store on November 11, 2015. Instead, the Company will be able to offer its own products for sale that are not infused with THC. The Company's main focus is developing and selling products with margins of 80% or greater.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	1PM Industries press release dated November 9, 2015

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1PM Industries, Inc.

Dated: November 12, 2015	By:	/s/ Joseph Wade
	Name:	Joseph Wade
	Title:	CEO